Exhibit 99.1

Investor Presentation NASDAQ: PRTS October 2018

Safe Harbor 1 This presentation contains “forward-looking” statements, within the meaning of the federal securities laws, that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning our possible or assumed future results of operations, expected growth and business strategies, key operating metrics, financing plans, competitive position, industry environment, potential product offerings, potential market and growth opportunities and the anticipated outcome of any litigation. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. These statements do not guarantee future performance and speak only as of the date hereof, and qualify for the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933. We refer all of you to the disclosures contained in the U.S. Auto Parts Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission, including the risk factors set forth therein, for more detailed discussion on the factors that can cause actual results to differ materially from those projected in any forward-looking statements. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. This presentation includes certain non-GAAP financial measures as defined by SEC rules. We have provided a reconciliation of those measures to the most directly comparable GAAP measures in this presentation, where applicable, as well as in the appendix to this presentation. We have not included a reconciliation of Adjusted EBITDA guidance to projected net income due to the high variability and difficulty in making accurate long-term forecasts and projections of our net operating loss carryforwards, which have a significant impact on future net income. As a result, we are unable to quantify projected net income without unreasonable efforts. All financial measures in this presentation refer solely to the Company’s core auto parts operating segment (“Base USAP”) and exclude the AutoMD operating segment (“AutoMD”), an online automotive repair information source which was classified as discontinued operations in March 2017, unless otherwise specified on a consolidated basis. Copyright @ 2018 U.S. Auto Parts Network, Inc. All rights reserved

Company Overview US Auto Parts is a leading pure-play internet retailer of aftermarket auto parts We operate online sites, marketplace storefronts and wholesale channels focused on the do-it-yourself (DIY) customer Offer over 1.5 million SKUs of high quality private label and branded aftermarket products Extensive reach of online customers per month through our well-established network of websites and marketplace partnerships 2 A Value Leader in Aftermarket Auto Parts

Online Aftermarket Auto Parts Sales Benefits From Macro Trends 3 Source: US Auto Care Association Average age of light vehicles on the road remains high Online aftermarket sales to more than double by 2023 as market share continues to increase Source: IHS 17% CAGR (in years) 10.0 10.1 10.3 10.6 10.9 11.0 11.2 11.4 11.5 11.6 11.7 11.7 11.7 11.7 $6B $13B $29B 6% 11% 20% 2013 2018 2023 Online Aftermarket Sales Online Market Share

How We Go To Market: Channels & Percent of Revenue 4 89% Offline/Wholesale: Products distributed directly to commercial customers and our Kool-Vue® branded products sold to wholesale distributors. 11% Based on estimates using Trailing Twelve Months (TTM) Q3-18 eCommerce Websites: Network of flagship websites supported by our call center agents. Sites also generate advertising & sponsorship revenue. Online Marketplaces: 3rd party auction sites and shopping portals, enabling access to additional consumer segments.

Increased customer LTV would result in greater mix of traffic from both direct-to-website and paid channels, and less dependence on organic search Key Avenues for Growth – Increase Customer Lifetime Value Gross Profit per Transaction Average Order Size Repeat Purchase Conversion Reach Efficient sourcing strategy Private label sourcing Price optimization Efficient operations Efficient Inventory Management Sell the job Cross-sell Warranty options Bundle Kits & Sets Quality products Easy to do business High service levels Reduced returns Reduced no-fills Engaging landing pages Product Discovery Quality of data Improve Speed Frictionless checkout Mobile First Improving our strategic objectives will provide more dollars to spend on marketing to drive traffic New marketplace partnerships Rebuild organic performance = Strategy to Increase Customer Lifetime Value (LTV) 5

Price & Product Availability: The Two Most Important Factors for DIY Customers Customer Value Proposition 6 Value Cost-conscious customers are able to purchase our private label products at a significant cost savings. Private label product pricings when compared against the same branded product averaged more than 20% below the online competitors and over 40% below the brick and mortars Selection Customers have one-stop shopping on over 1.5 million products across all major categories for auto parts Over 55K SKUs that are privately sourced at a significant cost savings through Asia Product Warranties We provide a limited warranty for all products sold including a full parts replacement User-Friendly Websites Our websites are designed specifically for the auto parts segment driven by our complex catalogs allowing customers to quickly identify SKUs required and build complete jobs

We Address the Market with an Expansive Product Offering

USAUTOPARTS
NASDAQ:PRTS

TTM Q3-18 Revenue Mix


58%

Collision Parts

Lamps	Mirrors	Bumpers
Hoods	Tailgates	Doors
Grills	Wheels	Window Regulators


29%

Engine Parts

Brake Discs	Catalytic Converters	Radiators
Headers	Oxygen Sensors	Alternators
Exhaust	Driveshaft	Fuel Injection / Delivery


13%

Performance & Accessories

Seat Covers	Car Covers	Floor Mats / Carpeting
Cold Air Intakes	Vent Visors	Tonneau Covers
Nerf Bars	Bug Shields	Car Bras

	Collision Parts	Engine Parts	Performance & Accessories
Private Label	97%	62%	3%
Branded	3%	38%	97%

Note: All percentages of sales revenue is estimated using trailing twelve months (TTM) Q-18

Over 1.5 Million SKUs Across Several Categories

7

Efficient Supply Chain Creates a Pricing Advantage 8 USAP has built a vertically integrated online business Importer Center Brand Warehouse Distributor Service Center Consumer Retail Store Consumer Off-Shore Manufacturing ~20% of Units Drop-Ship Jobber ~80% of Units Stock-Ship DIY DIFM = Product Flow for Private Label = Product Flow for Drop Ship Vendors DC Stock Ship Drop Ship (No Inventory)

Financial Highlights 9

Company Profile Revenues ~ $300M Q3-18 TTM Net loss of ($3.4M) which included a non cash tax impact of ~($4M) for the Tax Cuts & Jobs Act Q3-18 TTM Adjusted EBITDA of $12.3M1 High Margin private label business was 74% of sales for Q3-18 TTM Positive Free Cash Flow with no revolver debt Public Company since 2007 – NASDAQ (PRTS) 10 1) Non-GAAP financial measure Adjusted EBITDA consists of net income before interest expense, net; income tax provision; depreciation and amortization expense; amortization of intangible assets; restructuring costs; share-based compensation expense; costs associated with our customs issue; and proceeds from the sale of AutoMD. See Appendix for reconciliation of Adjusted EBITDA to net income.

Strong Net Income & Adjusted EBITDA[1] Growth Trends for U.S. Auto Parts

NASDAQ:PRTS



Net Income
Adj. EBITDA
$30
$25
$20
$15
$10
$5
$0
-$5
$8.4M
$10.0M
$14.0M
$14.2M
$12.3M
$12M - $14M
($4.9M)
($0.1M)
$3.0M
$24.6M
($3.4M)
2014
2015
2016
2017[2]
Q3-18 TTM[3]
2018E[4]

1) Non-GAAP financial measure Adjusted EBITDA consists of net income before interest expense, net; income tax provision; depreciation and amortization expense; amortization of intangible assets; restructuring costs; share-based compensation expense; costs associated with our customs issue; costs associated with the CEO transition; and proceeds from our sale of AutoMD. See Appendix for reconciliation of Adjusted EBITDA to net income
2) 2017 Net Income includes net tax benefit due to the change in valuation allowance in addition to the impact of the Tax Cuts and Jobs Act
3) Net Income impacted due to impact of the Tax Cuts & Jobs Act
4) Represents guidance for Adjusted EBITDA, issued and only effective October 29, 2018. As noted on this date, we expect adjusted EBITDA to come in at the low end of our guidance range of 12.0 to $14.0 million. We did not provide guidance on net income and have not included a reconciliation of Adjusted EBITDA guidance to projected net income due to the high variability and difficulty in making accurate long-term forecasts and projections of our net operating loss carryforwards, which have a significant impact on future net income. As a result, we are unable to quantify projected net income without unreasonable efforts.

11

Financial Performance 12 Non-GAAP financial measure Adjusted EBITDA consists of net income before interest expense, net; income tax provision; depreciation and amortization expense; amortization of intangible assets; restructuring costs; share-based compensation expense; and costs associated with our customs issue. Adjusted EBITDA excludes Stock based compensation of $1.2M, $2.4M, $2.3M, $2.9M, $2.8M & $2.3M for FY-13, FY-14, FY-15, FY-16, FY-17 & Q3 TTM respectively, customs costs of $1.8M for Q3 TTM, restructuring costs and not expected to be recurring charges of $6.8M & $2.0M for FY-13 & FY-14 respectively, as well as proceeds from sale of AutoMD of $1.4M for Q3 TTM. Refer to the appendix for a full Adjusted EBITDA reconciliation to net income.

2 Year Stacked Private Label Quarterly Sales Trend1 13 Private Label continues to be a major focus of our business Two Year Stack Comps 1Comparables net sales was calculated by excluding $2.0M in private label sales related to the extra week in Q4-14, as well as $1.7M, $1.4M, $0.8M and $0.5M in sales related to the West Coast Wholesale operations from Q1-14, Q2-14, Q3-14 and Q4-14, respectively. 13

Key Takeaways A leading pure-play internet retailer of aftermarket auto parts $13 billion on-line market expected by 2018 and anticipated to nearly double by 20231 Extensive reach across our websites and marketplace partnerships Maintaining a higher mix of private label products to drive increased conversion rates, higher-margin revenues, net income and Adjusted EBITDA Shifting Focus from Growth to Profitability – Improved profitability resulting in free cash flow generation and no revolver debt 14 US Auto Care Association

APPENDIX 15

Company History

USAUTOPARTS
NASDAQ:PRTS


1995
USAP founded to serve local collision shops in Los Angeles
2000
Launched first internet site selling automotive Collision Line
2005
Launches a network of sites catered to various consumer segments
2006
Acquires PartsBin
Adds Engine Line
AUTO PARTS WAREHOUSE
2007
IPO (NASDAQ: PRTS)
2008
Company begins significantly expanding its private label engine line
2010
Acquires JC Whitney
Adds Accessories Line
JC Whitney
2011
JC Whitney completely integrated
2013
Consolidated websites to focus on Flagship sites
AUTO PARTS WAREHOUSE
JC Whitney
CarParts.com
2014
Achieved double digit sales growth & positive FCF
2015
Investing in LTV and GMROI / JC Whitney turns 100 years old
2016
Initiated Company Stock Buy Back Plan
2017
Aaron Coleman becomes new CEO

16

Experienced Leadership Team Aaron E. Coleman Chief Executive Officer Since April 2017 President since October 2016 and COO since September 2010 Vice President of Operations and CIO from April 2008 - September 2010 Over 18 years of e-commerce experience Senior Vice President – Online Systems at Blockbuster Inc. B.A. degree in Business Administration from Gonzaga University Neil Watanabe  Chief Financial Officer Since March 2015 Over 30 years of finance, accounting and retail experience in both private & public companies Chief Operating Officer of National Stores EVP & Chief Financial Officer – Pet Smart B.A. degree in Social Sciences from the University of California, Los Angeles and CPA certification in Illinois Charles Fischer SVP of Global Procurement Since May 2008 Over 30 years of global sourcing experience Vice President, Supply Chain Management for Keystone Automotive Industries Director, Business Development for Modern Engineering Multiple leadership positions with multiple companies in the automotive aftermarket industry 17 Jim Hastie VP of Product Management Since December 2012 Over 18 years of progressively responsible experience in the automotive aftermarket collision industry CEO/President of American Condenser and Coil Owner/Cofounder of EJB Medical B.A. degree from University of California Davis MBA degree from Chapman University

Financial Highlights – Q3-18 Total revenue $69.5M Net income from continuing operations was $0.4M vs. the prior year $0.9M Adjusted EBITDA1 $2.5M vs. prior year of $3.6M $8.3M in cash with zero revolver debt vs. last year of $6.7M in cash with zero revolver debt Added approximately 1,700 Private Label SKUs during the quarter Ecom revenue capture2 of 88% vs. 86% last year Non-GAAP financial measure Adjusted EBITDA consists of net income before interest expense, net; income tax provision; depreciation and amortization expense; amortization of intangible assets; restructuring costs; share-based compensation expense; costs associated with our customs issue; and proceeds from our sale of AutoMD. See Appendix for reconciliation of Adjusted EBITDA to net income Revenue capture is the amount of actual dollars retained after taking into consideration returns, credit card declines and product fulfillment and excludes online marketplaces and media properties 18

By focusing on the consumer experience, we will increase conversion which we believe will allow us to drive more traffic Product Discovery The Customer Journey Experience Landing Experience “To captivate and engage customers with our website in order to win their attention.” Post-Purchase Experience “Provide customer with support services so they are satisfied after their purchase.” “Create a personalized, smart, and intuitive product discovery experience Transaction Experience “Create a secure, frictionless, Omni channel checkout experience.” Speed “Provide appropriate solutions to ensure a stable and fast website.” “Listen to customer pain points. Use this to guide prioritization and innovation.” 19

Overview of Custom Issues On April 2, 2018, U.S. Auto Parts filed a lawsuit against the United States Department of Homeland Security (“DHS”) which has oversight over the Customs and Border Protection (“Customs”) in the United States Court of International Trade (the “Court”) (Case No. 1:18-cv-00068). Lawsuit asserts that Customs has been wrongfully seizing automotive grilles being imported by U.S. Auto Parts on the basis that the grilles are allegedly counterfeit and infringe trademarks held by the original automobile manufacturers. U.S. Auto Parts commenced the lawsuit to remove overly burdensome bonding requirements arising from the wrongful seizures and to ensure that Customs expeditiously processed the flow of imports into the United States. On May 25, 2017, the Court of International Trade granted U.S. Auto Parts’ motion for a preliminary injunction and ordered that Customs would be restrained from enforcing any type of enhanced bonding requirement on U.S. Auto Parts in order to obtain entry of its shipments into the United States, and that Customs must use its best efforts to process all of U.S. Auto Parts’ import products not implicated by Customs’ underlying trademark infringement allegations in a timely manner. Despite the favorable court order, U.S. Auto Parts continued to experience issues with its product flow arising from the inability of Customs to process U.S. Auto Parts’ shipping containers in an expeditious fashion. At the time the court order was granted, Customs was holding approximately 200 of U.S. Auto Parts’ shipping containers that carried not only the grilles alleged to be counterfeit but many other products as well. As a result, U.S. Auto Parts incurred significant port and carrier fees resulting from the increased period of time the containers remained at the port. The amortized cost of port and carrier fees associated with the unreleased product as well as the increased legal costs associated with the product seizures and the bonding litigation aggregated to $1.8 million through the third quarter of 2018, and together with the increased out of stock rates, culminated in lower sales, lower gross margins and higher operating expenses for the third quarter. As of the end of July, all shipping containers have been released by Customs and the Company has ceased importing automotive grilles from outside the United States to avoid disruption to the supply chain going forward. 20

Yearly Adjusted EBITDA Reconciliation Non-GAAP financial measure Adjusted EBITDA consists of net income before interest expense, net; income tax provision; depreciation and amortization expense; amortization of intangible assets; restructuring costs; share-based compensation expense; costs associated with our customs issue; and proceeds from our sale of AutoMD. See Appendix for reconciliation of Adjusted EBITDA to net income 21

Quarterly Adjusted EBITDA Reconciliation 22 Non-GAAP financial measure Adjusted EBITDA consists of net income before interest expense, net; income tax provision; depreciation and amortization expense; amortization of intangible assets; restructuring costs; share-based compensation expense; costs associated with our customs issue; and proceeds from the sale of AutoMD.

Key Stats: PRTS (NASDAQ) – Consolidated Data sources: Yahoo! Finance, S&P Capital IQ, company filings. Includes 2.8M preferred shares As of September 30, 2018 Trading Data (@ October 24, 2018) Stock Price $1.43 52 Wk. High/Low $2.74/1.08 Avg. Daily Vol. (3 mo.) 160,952 Shares Outstanding1 35.0M Institutional Holdings 60% Insider Holdings 18% Valuation Measures Market Cap $50.0M Enterprise Value $41.7M EV/Revenue 0.1x Employees2 1,041 Financial Highlights (@ Sept 29, 2018) Revenues (TTM) $293.3M Gross Margin (TTM) 28.9% Cash & Equiv. $8.3M Total Assets $106.4M Total Revolver Debt $0 Total Liabilities $63.8M Total Equity $42.6M 23